SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50441

Date of Report: November 12, 2008

MAUI GENERAL STORE, INC. (Exact Name of Registrant as Specified in its Charter)

New York	84-1275578
(State of Incorporation)	(I.R.S. Employer Identification No.)

21 West 39th Street, Suite 2A New York, NY 10018
(Address of Principal Executive Offices)

212-391-2752

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition or Disposition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.02

Election of Directors

Item 5.06

Change in Shell Company Status

On November 12, 2008 Maui General Store, Inc. (“Maui General Store”) acquired the outstanding capital stock of RDX Holdings Limited, a corporation organized under the laws of the British Virgin Islands (“RDX Holdings”).  RDX Holdings is engaged in the business of managing the assets and operations of Heilongjiang Hairong Science and Technology Development Co Ltd., a joint stock company organized under the laws of The People’s Republic of China (“Hairong”).  Hairong is engaged in several businesses, all in The People’s Republic of China, including network and software design, financial information delivery, management consulting, and the production and presentation of cultural events.  The Chief Executive Officer of RDX Holdings is Fu Qiang, who is also the Chief Executive Officer of Maui General Store.

The acquisition was effected by a share exchange between Fu Qiang and Su Jianping, the shareholders of RDX Holdings, and Maui General Store (the “Share Exchange”).  In exchange for the capital stock of RDX Holdings, Maui General Store issued to the Messrs. Fu and Su 360,000,000 shares of its common stock, representing 72% of the outstanding shares of Maui General Store.

At the same time, the Board of Directors of Maui General Store was expanded to three persons.  Fu Zhiguo and Zong Guoqing were elected to serve as members of the Board.

Principal Shareholders

Upon completion of the Share Exchange, there were 500,000,000 shares of Maui General Store common stock issued and outstanding.  The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of the date of completion of the Share Exchange by the following:

•

each shareholder who beneficially owns more than 5% of our common stock (on a fully-diluted basis);

•

Fu Qiang, our Chief Executive Officer

•

each of the members of the Board of Directors; and

•

all of our officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Fu Qiang	227,500,000	45.5%
Fu Zhiguo	0	--
Zong Guoqing	0	--

All officers and directors as a group (3 persons)	450,000,000	90.0%
Su Jianping	222,500,000	44.5%

________________________________

(1)

Except as otherwise noted, all shares are owned of record and beneficially.

MANAGEMENT

Upon completion of the Share Exchange, the following individuals were the officers and directors of Maui General Store.

Name	Age	Positions with the Company
Fu Qiang	32	Chief Executive Officer, Chief Financial Officer, Director
Zong Guoqing	32	Director
Fu Zhiguo	58	Director

Information regarding the new officers and directors follows:

Fu Qiang.  Mr. Fu has been employed since 2003 as the President of Hairong.  Previously Fu Qiang was employed as Vice General Manager by Heilongjiang Guangsha Group, a construction company, where he was responsible for business development and new construction management.  In 1998 Fu Qiang earned a Bachelor’s Degree in Business Administration from Beijing Union University.  In 1996 he earned a Bachelor’s Degree in Law from Heilongjiang Political Management and Law College.  Fu Qiang is the son of Fu Zhiguo, who is also a member of the Board of Directors.

Zong Guoqing.    Mr. Zong joined Hairong this year as General Manager.  In 2006 and 2007 Mr. Zong was employed as Manager of the Marketing Department of Sweden SINO, an international transportation logistics company.  From 2003 to 2006 Mr. Zong was employed as Manager of the International Department of Harbin Sihai CNC Group, which manufactured CNC systems for the production of H-steel.  Previously Mr. Zong had been employed as Assistant Manager of Canada Sefon Investment Co., Ltd., an investment consultant, and as the Supervisor of Development of Harbin Landscaping & Development Co., which provided landscaping design and equipment for the construction industry in China.  In 2002 Mr. Zong was awarded a B.A. in computer science by QGI Institute of Information Technology in Vancouver, British Columbia.  He has also received a diploma in computer information from the Southern Alberta Technology Institute.

Fu Zhiguo.  Mr. Fu has served as a director of Hairong since it was founded in 2003.  Since 2002 Mr. Fu has been employed as Chairman and Chief Executive Officer of Advanced Battery Technologies, Inc. and its predecessors (NASDAQ CM:  ABAT), which manufactures and markets rechargeable polymer lithium ion batteries.  In 1993 Mr. Fu founded Heilongjiang Guangsha Group, and he served as its Chairman until 2000.  During that period Heilongjiang Guangsha Group had over 3,000 employees and was engaged in several hundred construction projects.  Heilongjiang Guangsha Group was sold in 2000, at which time it had annual revenue in excess of $25 million.  Previously Mr. Fu had twenty years’ experience in construction management.  In 1988 Mr. Fu was awarded a Master’s Degree in business administration by the University of Harbin Engineering Institute.

INFORMATION REGARDING THE ACQUIRED COMPANIES

RDX Holdings Limited

RDX Holdings was organized under the laws of the British Virgin Islands State in May 2006.  Until June 2008 it conducted no business activity.  On June 27, 2008, RDX Holdings entered into five agreements with Hairong and with the equity owners in Hairong.  Collectively, the agreements provide RDX exclusive control over the business of Hairong, the right to all revenues obtained by Hairong, and responsibility for all of the expenses incurred by Hairong.  The relationship is one that is generally identified as “entrusted management.”

The Entrusted Management Agreements

On June 27, 2008 RDX Holdings, Hairong and the registered equity holders in Hairong signed five agreement (the “Entrusted Management Agreements”), the purpose of which is to transfer to RDX Holdings full responsibility for the management of Hairong, as well as all of the financial benefits and liabilities that arise from the business of Hairong.  Each of the agreements has a term of ten years.  A summary of the five agreements follows:

▪

Consulting Services Agreement.  In this agreement RDX Holdings undertakes to provide Hairong advice and assistance with respect to all aspects of its business.  In exchange for the services, Hairong will pay RDX Holdings, on a quarterly basis, a fee equal to its revenue.  Payment shall be effected by causing all revenue realized by Hairong to be paid into the bank account of RDX Holdings.  The Agreement contains covenants regarding the operations of Hairong that are designed to assure that Hairong undertakes no significant business activity without the consent of RDX Holdings.

▪

Operating Agreement.  In this agreement RDX Holdings agrees to guarantee all of the obligations, financial and otherwise, undertaken by Hairong.  At the same time, Hairong pledges all of its assets to RDX Holdings as a counter-guarantee.  To preserve the value of the counter-guarantee, Hairong agrees not to effect any transaction that would affect its assets without the approval of RDX Holdings.  The shareholders of Hairong agree in this Agreement that RDX Holdings will be entitled to name all of the officers and directors of Hairong.

▪

Equity Pledge Agreement.  In this agreement, the shareholders of Hairong have pledged their equity interests in Hairong as security for the obligations of Hairong under the Consulting Services Agreement.  During the term of the pledge (which extends for two years past the term of the Consulting Services Agreement), the shareholders are barred from transferring any interest in the equity in Hairong.

▪

Option Agreement.  In this agreement the shareholders of Hairong grant to RDX Holdings an option to purchase their equity interests in Hairong, if permitted by the laws of the People’s Republic of China.  The purchase price will equal the registered capital of Hairong – i.e. 32,270,283 RMB (approximately $4,731,713).

▪

Proxy Agreement.  In this agreement the shareholders of Hairong have given to RDX Holdings a proxy to vote their shares at any meeting of the shareholders of Hairong.

Heilongjiang Hairong Science and Technology Development Co., Ltd.

Heilongjiang Hairong Science and Technology Development Co., Ltd. (“Hairong”) was organized in 1999 under the name “Harbin Sunraising Science & Technology Enterprise Co., Ltd.”  It adopted its current name in 2008, to reflect the expansion of its business focus.

From 1999 until 2006 Hairong was engaged exclusively in the business of developing and installing business networks and related software.  During 2007 and 2008, however, Hairong expanded its business, so that it now offers services in three distinct market segments:

▪

Business Networks and Software.  Our team of 31 engineers and technicians offer business enterprises advanced network integration solutions.

▪

Financial Information Delivery.  With our Trans World Financial Website as the foundation, we offer investors and issuers a wide variety of financial data and information useful to individuals concerned with the international capital markets.  Our Fortune Global subsidiary takes the process one step further by offering issuers seeking access to international markets a complete package of the necessary professional and consulting services.

▪

Cultural Productions.  Commencing with this year’s Global Tour of Ice Sculpture, which is schedule to visit 10 cities worldwide, we intend to mine the rich cultural heritage of China to produce and distribute a wide variety of cultural entertainments.

The unifying principle among our disparate businesses is our management style.  We gather personnel with high levels of training and intelligence, and challenge them with complex problems, be it the integration of a multi-site business, the real-time delivery of data from around the world, or the on-time delivery of a cultural production.  Fundamentally, in each case, the challenge is to find the efficient solution that resolves the inefficiencies of a multi-component situation.  Our skill at finding those solutions will determine the success of our business.

Business Networks and Software.

For its first seven years, Hairong was an IT company exclusively.  During that period we developed a reputation in the Chinese business community for our ability to provide efficient solutions to complex integration problems.

With a current roster of 31 engineer and technicians, our IT department continues to offer top quality network integration solutions.  Among the projects on which our staff is currently engaged are:

▪

Petrol China Daquing Branch Company.  We recently completed performance of a 4.5 million RMB (approximately $660,000) contract with this company to develop and install networking equipment, including a PDS (Premises Distribution System).  Petrol Daquing Branch Company advanced 30% of the contract price, which covered our direct materials and labor costs.  We invoiced the remainder of the contract price within the past few weeks, upon completion of the installation.

▪

Qiqihar Jail and Harbin Prison.  We have been engaged by each of these institutions to construct and install network equipment, and to provide the necessary wiring systems.  Similar to the Petrol China Daquing Branch Company contract, the institutions advanced to us (or to our supplier) sums sufficient to pay for the necessary materials and labor.

For the past year we have been constructing a new software research and development center, which we expect to open in July 2009.  As of June 30, 2008 our total investment in the center was approximately $1.4 million.  The development of this center evidences our commitment to the IT business.  At the same time, we recognize that the competition in the IT industry in China has become intense.  The result is that our profit margins on IT contracts have been diminished.  The future growth of our company demanded that we expand our business to include more profitable enterprises.  For that reason, we added the financial sector and the cultural sector to our business plan.

Financial Information and Management Services

Since 2006 we have offered the Trans World Finance Website (TWFW) to investors and issuers who need in-depth, real-time information about international capital markets.  The principal target market for the TWFW site are Chinese businesses seeking overseas listings for their securities and Chinese investors seeking information about such companies.  Subscribers who visit the site, which is presented in both Chinese and English, will find:

▪

Market Quotations.  We stream quotations and data from the primary securities markets around the world.  But we also provide easy access to information about Chinese enterprises whose securities are listed abroad, include analysis of market trends.

▪

Red Chip Information.  We provide up-to-date business and management information about Chinese enterprises that are listed abroad.

▪

Membership Column.  Our market professionals provide analysis of overseas market trends and advice for both investors and issuers.

▪

Global Financial Information.  We offer global macroeconomic data, timely reports on worldwide financial events, and expert analysis.

▪

Shareholder School.  Neophytes to the international stock markets are provided simple, but in-depth introductions to international investment.

▪

China Today.  Our journalists comment on the development of China and the changing nature of life in China, with an eye towards trends of interest to the investment community.

▪

Fortune Forum.  A platform for investors to exchange ideas and experiences regarding the investment world.

Access to the TWFW site is offered on a subscription basis, which frees us from dependence on the fickle market for online advertising and also enables us to utilize the advertising space on the site to promote our management services.  Investors who opt for a VIP membership are provided specialized investment advice by our market professionals.

Our plan for the coming year is to joint venture with a Chinese Web developer to enable 3G mobile devices to access our TWFW site.  When that platform is achieved, we will focus on integrating SMS applications with our core applications, with the goal of becoming a leader in China’s 3G Web market.

The TWFW site faces competition from three primary sources:  Shanxi Bositon, Finance World, and Sina Finance.  Each of these provides stock prices and summary information regarding Chinese enterprises that list abroad.  We believe, however, that the in-depth information and analysis that we provide gives us a competitive advantage.

Our TWFW site commands attention from a commercially attractive segment of the Chinese population:  entrepreneurs seeking access to international capital markets.  To leverage that attention, in October 2007 we purchased a 70% interest in Fortune Global Investment Advisory Co., Ltd.  The mission of Fortune Global is to provide management advisory services to Chinese enterprises seeking access to international stock markets.  Among the services offered by Fortune Global are:

▪

Overseas Listing Guidance.  Our staff of financial and securities experts will advise an enterprise regarding the options available for overseas listing, the benefits and dangers of specific listing sites, and the optimal methods for achieving listing.  We can also introduce the enterprise to the professionals – accountants, lawyers, sponsors, etc. – necessary for a successful listing process.  Among our staff are professionals experienced in the intricacies of the listing process on most of the major markets, including NYSE, AMEX, NASDAQ, OTCBB and Pink Sheets in the U.S., LSE, AIM and PLUS in Britain, KRX in Korea, the SGX and SESDAQ in Singapore, the SEHK and GEM in Hong Kong, and the TSX and TSX-V in Canada.

▪

Administrative and Advisory Services.  Most enterprises in China require some manner of restructuring in order to ready them for an international listing.  Our staff will assist in corporate restructuring or reorganization, if that is required.  We also have the skill set needed to help the enterprise develop a professional marketing plan, a program for brand promotion, or a new human resources strategy.

▪

Venture Finance.  Members of our staff have spent their working careers developing access to venture investors.  When a client company has reached the doorway to an overseas listing, we can introduce the client to the international capital markets to satisfy its financial requirements.

Our primary method of marketing our services is through the Trans World Finance Website.  Whereas our competitors in the management consulting community must rely, primarily, on word-of-mouth to reach their target clients, our clients are drawn to us by the benefits of the TWFW site, where we can readily display our service offerings.

Cultural Production

In April 2008 we initiated our efforts in the business of producing and distributing cultural events.  The mission of our Cultural Development Department is to mine the rich cultural heritage of The People’s Republic of China to produce marketable cultural events or adjuncts to the promotional programs of our business clients.  The breadth of our plans include:

▪

Major Exhibitions.  By applying the management skills that we developed as network designers to the logistical problems of major cultural exhibitions, we intend to provide a more efficient path to an audience for those enterprises.  Our current Ice Sculpture Global

Tour is exemplary of the kind of logistically complex and culturally rich projects that we intend to undertake.

▪

Film Production.    Our location in Harbin, the capital of Heilongjiang, gives us access to a well-developed film and teleplay industry.  The availability of these extensive resources will enable us to undertake film production projects for national distribution.  Our first production, on which we have already undertaken marketing and editing, is a production for television distribution titled “The Intangible Cultural Heritage of China.”  We expect the show to go into distribution in the second half of 2009.

▪

Large Commercial Performance.  By combining the efforts of our management consultants with those of our cultural production staff, we offer businesses a dramatic means of attracting attention.  Using our roster of actors and production professionals, we allow our clients to cap their promotion campaign with a public performance, be it a strictly cultural performance with business sponsorship or, at the other end of the spectrum, a celebration of the client’s business.

▪

Advertising Design.  The same team of experienced designers that we deploy to structure our cultural performances are available for our business clientele.  We offer promotional teleplay, 30D animation, multimedia productions – whatever is needed to bring the client’s brand to the public’s attention.

The first major undertaking by our Cultural Development Department will be in New York in October.  Drawing on the ancient tradition in Heilongjiang Province of elaborate ice sculpture, we have organized the Great Wall Ice Tour.  This monumental construction of snow and ice is designed as an introduction to the art of ice sculpture, as well as to the culture of northeastern China.  Like a giant ice castle, the sculpture boasts a variety of entertainment options to attract a wide audience.  There is the detailed carving itself, which shows the variety of local design.  But in addition, there is an ice sliding board, ice labyrinth, and ice skating park to entertain the young.  And there is an ice bar, to refresh the adults.   To complete the visit, and ice cafeteria offers a full menu of frozen delights, from ice porridge to frozen persimmons.

The Ice Tour was first exhibited as an adjunct to the Beijing Olympics.  Our staff is currently organizing the itinerary for the Great Wall Ice Tour, which is expected to include visits to New York City, Seoul, Kuala Lampur, Singapore, Milan, London, Melbourne, Cairo, Greece and Paris.

Intellectual Property

Over the years, our investment in technology has enabled us to offer our networking clients state-of-the-art network and software design.  Our research and development expenses totaled 48,324 RMB ($7,075) in fiscal year 2006, 78,788 RMB ($11,536) in fiscal year 2007, and 106,622 RMB ($15,611) in the year ended June 30, 2008.  To protect our investment, we have registered several of our software designs with the National Copyright Administration and/or the Harbin High Tech Enterprise Management Committee.  We have also registered a number of our network designs with the State Intellectual Property Office of the People’s Republic of China.

Employees

We currently have 67 employees.  They are associated with our several departments as shown below.  Since all of our departments other than Network and Software Design are in their infancy, we expect all of our departments to grow in the coming year.  The chart below, therefore, also shows the number of employees that we expect the department to employ by the Summer of 2009.

Current

Summer

 Staff

   2009

Administration and Marketing

11

      11

Network and Software Design

31

      31

Trans World Finance

12

      22

Fortune Global

  8

      17

Cultural Development

  3

      20

Property

Our executive offices are located at #69 Ganshui Road, Xiangfang District, City of Harbin, P.R. China.  Our production facilities are located in the Economic and Tech Development Zone in the City of Shuangcheng.  We have a transferable land use right with respect to 30,908 square meters of industrial property in that Zone.  The land use right terminates on December 19, 2043.

Management’s Discussion and Analysis

The accounting effect of the Entrusted Management Agreements is to cause the balance sheets and financial results of Hairong to be consolidated with those of RDX Holdings, with respect to which Hairong is now a variable interest entity.  Since the Entrusted Management Agreements were executed on June 27, 2008, the financial statements of RDX Holdings included in this report reflect the consolidation of the balance sheets of Hairong with those of RDX Holdings as of that date, and the consolidation of results of operations and cash flows for the period from June 27, 2008 through June 30, 2008.

As a wholly-owned subsidiary of Maui General Store, the consolidated financial statements of RDX Holdings will be further consolidated with the financial statements of Maui General Store in future filings.  For that reason, the financial statements of Hairong have been filed with this Report, and the discussion below concerns the financial condition and results of operations of Hairong.

Results of Operations

Year Ended June 30, 2008 Compared to Year  Ended June 30, 2007.

Hairong’s revenue during the year ended June 30, 2008 totalled $4,497,335, an increase of 97% from revenue of $2,283,962 in the year ended June 30, 2007.  The primary reason for the increase was the expansion of operations of Hairong.  Whereas most of the revenue in fiscal

2007 arose from our systems and software business, the systems and software business represented only 59% of our revenue in fiscal 2008, being supplemented by revenue from our investor Website,  Trans World Finance, from our Website design business, and, after October 1, 2007, from our management consulting subsidiary, Fortune Global Investment Advisory Co., Ltd.

The transformation of our revenue components that commenced in fiscal 2008 will be fully realized in the coming year, due to the rapid growth of the TWFW site and the initiation of our cultural development activities.  Our expectation for the fiscal year that will end on June 30, 2009 is that the components of revenue and earnings will be arrayed thus:

Revenue (%)

Earnings (%)

Cultural Development

40

48

Trans World Finance

30

29

Fortune Global

15

15

Network and Software Design

15

  8

The relative disparity between the revenue participation expected from network and software design and the contribution to net income expected from that division is a function of the reduced margins that we have begun to realize from our information technology activities.  Chinese educational institutions have produced a plethora of graduates with training in network and software design.  The result is intense competition, which leads to reduced margins.  Our plan, therefore, is to continue to seek opportunities for profitable engagement in this area, while looking towards our newer businesses for growth.

Our expansion into new business areas resulted in a tripling of our operating expenses, which rose from $321,267 (14% of revenue) in the year ended June 20, 2007 to $1,064,779 (24% of revenue) in the year ended June 30, 2008.  The increased in expenses and in the ratio of expenses to revenue both reflect the expenses that attend entry into new business ventures.  As we expand in these new areas, we expect our operating expenses to increase as well.  However, the ratio of operating expenses to revenue should decrease as our new operations experience the efficiencies of size.

All of our operations during fiscal 2007 and fiscal 2008 took place in The People’s Republic of China, and all of our business transactions occurred in Chinese Renminbi.  As a result, our business was unaffected by fluctuations in international currency rates.  During the current year, however, we plan to initiate our Great Wall Ice Tour, and bring it to several countries.  In that situation, our revenue will be achieved in the currency of the host country, although our expenses will be primarily incurred in Renminbi.  As a result, fluctuations in currency rates may affect our financial results.  In particular, if current global economic conditions result in a strengthening of the value of Chinese currency, the result could be a reduction in the potential profitability of our Ice Tour.

Our revenue less expenses during fiscal 2008 yielded a net income before taxes of $1,768,392, compared to net pre-tax income of $567,806 in fiscal 2007.  For 2008 and subsequent years, however, the Government of China reduced the corporate tax rate from 33% to 25%.  As a result, we realized an effective tax rate of 25.8% in fiscal 2008 rather than the 31.2%

effective tax rate we realized in fiscal 2007.  This improvement resulted in net income (before reduction for minority interest) of $1,310,752.

The operations of our subsidiary, Fortune Global Investment Advisory Co., Ltd., produced net income of $213,250 during the year ended June 30, 2008.  However, because we own only 70% of Fortune Global Investment Advisory Co., Ltd., we reduced the income by a “minority interest” of $63,975 on our Statement of Operations.  In the future, as Fortune Global Investment Advisory Co., Ltd. records profits or losses, the profits or losses will likewise be reduced by the “minority interest.”  After that deduction, our net income for the year ended June 30, 2008 was $1,246,777, compared to net income of $390,095 in the year ended June 30, 2007.

  Our business operates in Chinese Renminbi, but we report our results in our SEC filings in U.S. Dollars.  The conversion of our accounts from RMB to Dollars results in translation adjustments, which are reported as a middle step between net income and comprehensive income.  The net income is added to the retained earnings on our balance sheet; while the translation adjustment is added to a line item on our balance sheet labeled “accumulated other comprehensive income,” since it is more reflective of changes in the relative values of U.S. and Chinese currencies than of the success of our business.  During the year ended June 30, 2008 the unrealized gain on foreign currency translations added $1,018,189 to our accumulated other comprehensive income.

Liquidity and Capital Resources

To date, the operations of Hairong have been funded by capital contributions of its management and employees.  Approximately 54% of the capital contribution has been made by members of management and their business associates.  The remaining 46% was contributed by the employees, acting through a trustee.  The Company expects that in the future it will issue equity to the employees to compensate them for their financial contributions to the growth of Hairong, and to incentivize them for future loyalty to Hairong.

This program of internal financing has left us with a balance sheet that, at June 30, 2008, included no debt, either short-term or long-term.  It also left us with working capital of $5,587,974 at June 30, 2008, including $4,740,675 in cash.  Since our cash resources at the end of the 2008 fiscal year exceeded our revenue for the year, we expect to be able to finance near-term operations without additional capital investment.

We expect to fund a number of capital improvements during the coming year, including:

▪

A significant upgrade to our Website’s infrastructure, in order to facilitate a rapid expansion of the user base;

▪

Completion of the Software Research & Development Center; and

▪

Purchase of new equipment for the networking systems business.

At present, we anticipate that we will be finance these projects from our capital resources.  However, if we are able to obtain financing on favourable terms, we may use external financing for one or more of the projects.  Currently we have fixed assets with a book value of $4,078,157 on which there is no lien.  This provides us the ability to obtain secured debt financing, if we decided to preserve our working capital.

Our operations during the 2008 fiscal year yielded $2,030,233 in cash, and in 2007 yielded $1,014,901 in cash.  In both years, cash from operations substantially exceeded net income, due primarily to (a) our sizeable depreciation expense and (b) our ability to delay tax collections.  Based on this experience, we anticipate that our capital resources will be adequate to fund our operations for the foreseeable future.

Off-Balance Sheet Arrangements

Neither RDX Holdings nor Hairong has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock.  If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

 We have recently undertaken a number of new business ventures, and cannot fully anticipate the problems they may encounter.

Within the past twelve months, Hairong’s business has expanded from its base in network engineering and software design to include management consulting, Website design, and cultural project management.  Each of these new ventures carries with it the risks of the untested.  Until we have more extensive experience in each of these areas, the problems that may arise and frustrate our business plan are not readily apparent.  If these unforeseen problems become significant, the results could have a serious negative impact on our profitability.

We expect to issue a substantial portion of Maui General Store’s equity to our employees.

The growth of Hairong was funded by our management, but also by our employees, who contributed approximately 46% of the capital used to develop Hairong to its current condition.  The terms of that contribution have never been made concrete; but there is an expectation that shares in the U.S. public company that now has beneficial ownership of Hairong will be issued to our employees in compensation.  That issuance, when it occurs, will dilute the interest of our existing shareholders in Maui General Store.

We rely on contractual arrangements with Hairong for our China operations, which may not be as effective in providing control over Hairong as direct ownership.

          Because PRC regulations restrict our ability to provide Internet content and certain other services in China through a directly-owned subsidiary, our business is defined by a contractual relationship with Hairong, and entity in which Maui General Store has no equity ownership interest.  We will rely on contractual arrangements to control and operate this business. These contractual arrangements may not be as effective in providing control over Hairong as direct ownership. For example, if Hairong failed to perform under its agreements with us, we would have to rely on legal remedies under Chinese law, which we cannot be sure would be available.

In addition, we cannot be certain that the individual equity owners of Hairong would always act in the best interests of Maui General Store.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled engineers,  technical, marketing and customer service personnel, especially qualified personnel for our operations in China. Qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  Therefore we may not be able to successfully attract or retain the personnel we need to succeed.

We may be subject to penalty if the content posted on our investor Website violates relevant laws.

The advertising laws and regulations promulgated by the Government of China require advertisers, advertising operators and advertising distributors, including online advertising publishers such as us, to insure that the content of the advertisements they prepare or distribute are fair and accurate and are in full compliance with applicable law. Violation of these laws or regulations may result in penalties, including fines, confiscation of advertising fees, orders to cease dissemination of the advertisements and orders to publish an advertisement correcting the misleading information. In circumstances involving serious violations, the PRC government may revoke a violator’s license for advertising business operations.

Under the PRC advertising laws and regulations, we are obligated to monitor the advertising content posted on our website. In addition, where a special government review is required for specific categories of advertisements before posting, we are obligated to confirm that such review has been performed and approval has been obtained. Our reputation could be hurt and our results of operations could be adversely affected if advertisements shown on our websites are provided to us by our advertising clients in violation of relevant PRC advertising laws and regulations, or if the supporting documentation and government approvals provided to us by our advertising clients in connection with such advertising content are not complete.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

Our bank deposits are not insured.

There is no insurance program in the PRC that protects bank deposits, in the way that bank deposits in the U.S. are given limited protection by the FDIC.  If the bank in which we maintain our cash assets were to fail, it is likely that we would lose most or all of our deposits.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices with which investors in the United States are familiar.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

We are also subject to the rules and regulations of the United States, including the SEC.  We expect to incur significant costs associated with our public company reporting requirements, costs associated with applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC. If we cannot assess our internal control over financial reporting as effective, or our independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

Our operations are subject to PRC laws and regulations that are sometimes vague and uncertain. Any changes in such PRC laws and regulations, or the interpretations thereof, may have a material and adverse effect on our business.

Our principal operating subsidiary, Hairong is required to comply with PRC laws and regulations. Unlike the common law system prevalent in the United States, decided legal cases have little value as precedent in China. There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including but not limited to the laws and regulations governing our business and the enforcement and performance of our arrangements with customers in the event of the imposition of statutory liens, death, bankruptcy or criminal proceedings. The Chinese government has been developing a comprehensive system of commercial laws. However, because these laws and regulations are relatively new, and because of the limited volume of published cases and judicial interpretation and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our businesses. If the relevant authorities find us in violation of PRC laws or regulations, they would have broad discretion in dealing with such a violation.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to fund our business activities outside China or to pay dividends to our shareholders.

Our business development would be hindered if we lost the services of our Chairman.

Fu Qiang is the Chief Executive Officer of Maui General Store and of its operating subsidiary, Hairong.  Mr. Fu is responsible for strategizing not only our business plan but also the means of financing it.  If Mr. Fu were to leave Hairong or become unable to fulfill his responsibilities, our business would be imperiled.  At the very least, there would be a delay in the development of Hairong until a suitable replacement for Mr. Fu could be retained.

Maui General Store is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of Maui General Store will have no effective means of exercising control over the operations of the Company.

Executive Compensation

Information regarding the compensation paid to the executive officers of Maui General Store during the past three fiscal years is set forth in Item 10  “Executive Compensation” in Maui General Store’s Annual Report on Form 10-KSB for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 27, 2008.  None of the individuals who served as officers or directors of Maui General Store during the past three fiscal years remains an officer or director of Maui General Store.

The table below sets forth the compensation (including salary, bonuses and other compensation) paid by Hairong to Fu Qiang for his services to Hairong during the years ending June 30, 2008, 2007 and 2006.  Zong Guoqing became employed by Hairong in 2008.  No payments were made by Hairong to Fu Zhiguo, the third director.  All payments were made in Renminbi, and are calculated in this table at the Renminbi – Dollar exchange rate as of November 12, 2008.  There was no officer of Hairong whose salary and bonus for services rendered during the year ended June 30, 2008 exceeded $100,000.

Name	Year	Salary	Other
Fu Qiang	2007	$14,692	(1)
	2006	$13,929	(1)
	2005	$10,557	(1)

______________________________

(1)

Hairong has permitted Fu Qiang to use for personal business an automobile purchased by Hairong for $168,621.

Employment Agreements

Each of the officers of Maui General Store serves on an at-will basis

Director Compensation

The Board of Directors of Maui General Store has not adopted any policy regarding compensation of members of the Board of Directors.

Related Party Transactions

On October 1, 2007 Fu Qiang, the Chairman of Hairong, contributed to Hairong 70% of the ownership interest in Fortune Global Investment Advisory Co., Ltd.  Mr. Fu made the contribution without payment by Hairong.

Other than the aforesaid relationship, none of the officers or directors of Maui General Store has engaged in any transaction with Maui General Store, RDX Holdings or Hairong during the past two fiscal years or the current fiscal year that had a transaction value in excess of $60,000.

Director Independence

None of the member of our Board of Directors are independent, as “independent” is defined in the rules of the NASDAQ Stock Market.

Description of Securities

Maui General Store, Inc. is authorized to issue 500,000,000 shares of Common Stock, $.001 par value per share, of which 500,000,000 shares are outstanding.

Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders.  There is no cumulative voting in the election of directors.  Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities.  The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the Common Stock.

Recent Sales of Unregistered Securities

Neither Maui General Store nor RDX Limited has made a sale of unregistered securities within the past three years, except that RDX Limited issued founders shares to Fu Qiang and Su Jianping.

Market Price and Dividends on Maui General Store Common Equity and Other Shareholder Matters

Information regarding the market price of Maui General Store common equity, payment of dividends, and other shareholder matters is set forth in Item 5 “Market for Common Equity and Related Stockholder Matters” in Maui General Store’s Annual Report on Form 10-KSB for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 27, 2008.

Legal Proceedings

Neither Maui General Store nor RDX Holdings nor Hairong is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

      Section 722 of the Business Corporation Law of the State of New York authorizes a corporation to provide indemnification to a director or officer of the corporation, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if such party acted in good faith and for a purpose he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, and except that with respect to any action which results in a judgment against the person and in favor of the corporation the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification.

Our Bylaws provide that Maui General Store shall indemnify its directors and officers against all costs and expenses actually and necessarily incurred by one of them in connection with the defense of any action, suit or proceeding in which he or she becomes involved by reasons of having been an officer or director, unless he or she is finally adjudged in the action to be liable for negligence or misconduct in the performance of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers, employees or agents of Maui General Store pursuant to the foregoing provisions, or otherwise, Maui General Store has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than payment by Maui General Store of expenses incurred or paid by a director, officer, employee or agent of Maui General Store in the successful defence of any  proceeding) is asserted by such director, officer, employee or agent, Maui General Store will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Page

Audited financial statements of RDX Holdings Limited for the period from inception (February 19, 2008) to June 30, 2008

F-1

Audited financial statements of Heilongjiang Hairong Science and

Technology Development Co., Ltd. (f/k/a Harbin Sunraising Science

& Technology Enterprise Co., Ltd.) for the years ended June 30, 2008 and 2007

F-20

Exhibits

10-a     Share Exchange Agreement dated August 13, 2008 among Maui General Store, Inc. Fu Qiang and Su Jianping.

10-b

Consulting Services Agreement dated June 27, 2008 between RDX Holdings Limited and Heilongjiang Hairong Science and Technology Development Co., Ltd.

10-c     Operating Agreement dated June 27, 2008 among RDX Holdings Limited, Heilongjiang Hairong Science and Technology Development Co., Ltd., and the shareholders of Heilongjiang Hairong Science and Technology Development Co., Ltd.

10-d

Equity Pledge Agreement dated June 27, 2008 between RDX Holdings Limited and the shareholders of Heilongjiang Hairong Science and Technology Development Co., Ltd.

10-e

Option Agreement dated June 27, 2008 among RDX Holdings Limited, Heilongjiang Hairong Science and Technology Development Co., Ltd., and the shareholders of Heilongjiang Hairong Science and Technology Development Co., Ltd.

10-f

Proxy Agreement dated June 27, 2008 among RDX Holdings Limited, Heilongjiang Hairong Science and Technology Development Co., Ltd., and the shareholders of Heilongjiang Hairong Science and Technology Development Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 12, 2008

MAUI GENERAL STORE, INC.

By: /s/ Fu Qiang

      Fu Qiang, Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

RDX Holdings Limited

British Virgin Islands

We have audited the accompanying balance sheet of RDX Holdings Limited as of June 30, 2008 and the related statements of operations from inception February 19, 2008 to June 30, 2008, changes in stockholders’ equity, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those auditing standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RDX Holdings Limited as of June 30, 2008 and the results of its operations, changes in stockholders’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ P.C.LIU, CPA, P.C.

P.C.LIU, CPA, P.C.

Flushing, NY

November 1, 2008

RDX HOLDINGS LIMITED
BALANCE SHEET

June 30, 2008
ASSETS
Current Assets:
Cash and Cash Equivalents	$ 4,740,676
Accounts Receivable - net	815,933
Employee Advances	236,950
Advanced to Suppliers	680,522
Inventory	77,028
Prepaid Expenses	16,881
Total Current Assets	6,567,990

Property, Plant & Equipment, net	3,662,019
Land Use Right, net of accumulated amortization	416,138
Total Assets	$ 10,646,147

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable	$ 88,280
Advance from Customers	27,606
Payroll Payable	9,254
Tax Payable	485,493
Accrued Expenses and Other Payable	369,382
Total Current Liabilities	980,015
Long-Term Liabilities:
Long Term Loan	-
Total Long-Term Liabilities	-
Total Liabilities	980,015

Stockholders' Equity:
Common Stock, $0.0001 par value; 45,270,283 shares
authorized, 45,270,283 issued and outstanding	4,527
Paid in Capital	5,639,629
Accumulated Other Comprehensive Income	1,593,175
Retained Earnings	2,256,250
Reserved Fund	108,576
Minority Interest	63,975
Total Stockholders' Equity	9,666,132
Total Liabilities and Stockholders' Equity	$ 10,646,147

The accompanying notes are an integral part of these financial statements.

RDX HOLDINGS LIMITED
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

Revenues :
Installed Security Systems	-
Sell Software	59,666
Consultation	-
Membership fee	-
Total Revenue	59,666

Cost of Goods Sold	-
Gross Profit	59,666

Operating Expenses:
Sales Expenses	20,974
General and Administrative Expenses	4,959
Total Operating Expenses	25,932

Income from Operations
before Other Income and (Expense)	33,733

Other Income and (Expense):
Interest Income	(1)
Other Expense	-
Total Other Income and (Expense)	(1)

Income Before Provision for Income Taxes	33,733

Provision For Income Taxes	8,433

Income After Provision for Income Taxes	25,299
Minority Interest	(4,123)
Net Income	29,423

Basic and Diluted Income per Common Share	0

Weighted Average Number of Common Shares	45,270,283

The accompanying notes are an integral part of these financial statements.

RDX HOLDINGS LIMITED
STATEMENT OF CHANGED IN STOCKHOLDERS' EQUITY

				Accumulated
	Common Stock		Additional	Other			Compre-		Total
	Par Value $.0001		Paid in	Comprehensive	Retained	Reserve	hensive	Minority	Stockholders'
	Shares	Amount	Capital	Income	Earnings	Fund	Income	Interest	Equity
Balance- June 27, 2008			$ 1						$ 1
HR Inc-June 27, 2008	4,527,283	4,527	5,639,628	1,665,969	2,226,827	108,576		68,098	9,713,625
During last 3 days				(36,901)	29,423			(4,123)
Balance - June 30, 2008	4,527,283	4,527	5,639,629	1,593,175	2,256,250	108,576		63,975	9,666,132

The accompanying notes are an integral part of these financial statements.

RDX HOLDINGS LIMITED
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

Cash Flows from Operating Activities:
Net Income	$ 29,423
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation and Amortization Expense	19,145
Loss from Disposal of Fixed Assets	-
(Increase) or Decrease in Current Assets:
Accounts Receivable	3,998
Inventories	10,997
Prepaid Expenses	1,719
Advanced to Suppliers	(50)
Employee Advanced	(5,621)
Increase or (Decrease) in Current Liabilities:
Accounts Payable	7
Unearned Revenue	2
Taxes Payable	12,011
Payroll Payable	1
Accrued Expenses and Other Payables	5,630
Net Cash Provided by Operating Activities	77,262
Cash Flows from Investing Activities:
Purchases of Property, Plant and Equipment	-
Additions to Construction in Progress	-
Net Cash Used in Investing Activities	-
Cash Flows from Financing Activities:
Proceeds Note Payable - Related Party	-
Net Cash Used in Financing Activities	-
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(76,917)
Increase in Cash and Cash Equivalents	345

Cash and Cash Equivalents - Beginning Balance	4,740,331
Cash and Cash Equivalents - Ending Balance	$ 4,740,676
Supplemental Disclosures of Cash Flow Information:
Cash Paid During The Years for:
Interest Paid	$ -
Income Taxes Paid	$ -

The accompanying notes are an integral part of these financial statements.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

1.

ORGANIZATION

RDX Holdings Limited (the “Company”) was organized in the British Virgin Islands on February 19, 2008.  Until June 27, 2008 it carried on no business operations.

On June 27, 2008 the Company entered into five written agreement (the “Entrusted Management Agreements”) with Heilongjiang Hairong Science & Technology Development Co., Ltd. (“Hairong”) and with the equity holders in Hairong.  The Entrusted Management Agreements transfer to the Company full responsibility for the management of Hairong, as well as all of the financial benefits and liabilities that arise from the business of Hairong.  Each of the agreements has a term of ten years.  The Entrusted Management Agreements are:

▪

Consulting Services Agreement.  In this agreement the Company undertakes to provide Hairong advice and assistance with respect to all aspects of its business.  In exchange for the services, Hairong will pay the Company a fee equal to its revenue.

▪

Operating Agreement.  In this agreement the Company agrees to guarantee all of the obligations, financial and otherwise, undertaken by Hairong.  At the same time, Hairong pledges all of its assets to the Company as a counter-guarantee.

▪

Equity Pledge Agreement.  In this agreement, the shareholders of Hairong have pledged their equity interests in Hairong as security for the obligations of Hairong under the Consulting Services Agreement.

▪

Option Agreement.  In this agreement the shareholders of Hairong grant to the Company an option to purchase their equity interests in Hairong, if permitted by the laws of the People’s Republic of China.  The purchase price will equal the registered capital of Hairong – i.e. 32,270,283 RMB (approximately $4,731,713).

▪

Proxy Agreement.  In this agreement the shareholders of Hairong have given to the Company a proxy to vote their shares at any meeting of the shareholders of Hairong.

Hairong

Harbin Sunraising Science & Technology Enterprise Co., Ltd. was incorporated in The People’s Republic of China (the “PRC” or “China”) on November 26, 1999. On April 15, 2008, the Company changed its name to Heilongjiang Hairong Science & Technology Development Co., Ltd. (“Hairong”).

Hairong is primarily engaged in the design and implementation of information technology networks and in software development. Hairong also hosts a financial information website to provide stock analysis and information to residents of China who own the stock of the U.S. publicly traded companies. Hairong also established a cultural development department during 2008. Its business includes the organization of large cultural exhibits, film and teleplay production, large commercial performance, and advertising planning. Hairong’s operations are primarily in the PRC, with its headquarters in the City of Harbin, Heilongjiang Province.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

On October 1, 2007, Hairong acquired from the Company’s principal shareholder, Hairong’s President Fu Qiang, a 70% ownership interest in Fortune Global Investment Advisory Co., Ltd (the “FGIA”), a consulting firm located in Beijing.  FGIA is mainly engaged in providing management systems consulting services. The assets and liabilities of FGIA have been recorded in the Consolidated Financial Statements of the Company at their “historical cost basis,” since principal control before and after the acquisition rests with the same majority shareholders in both FGIA and Hairong.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Presentation

The Company has adopted FASB Interpretation No. 46R “Consolidation of Variable Interest Entities” (“FIN46R”), and Interpretation of Accounting Research Bulletin No. 51.  FIN 46R requires a variable interest entity (“VIE”) to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns.  By reason of the Entrusted Management Agreements among the Company, Hairong, and the shareholders of Hairong, the Company bears the entire risk of loss for Hairong and is entitled to receive all of the net income of Hairong.  Accordingly, the Company has determined that, as of June 27, 2008, the dates of the Entrusted Management Agreements, Hairong became a VIE with respect to the Company.  Therefore the consolidated financial statements of the Company include the accounts of the Company, Hairong and its 70% owned subsidiary, FGIA.  All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories.  Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash and cash equivalents and accounts and other receivables. As of June 30, 2008, substantially all of the Company’s cash and cash equivalents were held by major banks located in the PRC which the Company’s management believes are of high credit quality. With respect to accounts receivable, the Company extends credit based on an evaluation of the customer’s financial condition and customer payment practices to minimize collection risk on account receivable.

Accounts Receivables

Accounts receivables are recognized and carried at the original invoice amount less any allowance for uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined on a first-in first-out basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.

Advances to suppliers

The Company makes advances to certain vendors for inventory purchases, construction projects and R&D expenses. The advances to suppliers were $680,522 as of June 30, 2008.

Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, plant and equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation.  Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Buildings and improvements

40 years

Machinery, equipment and automobiles

5-10 years

Intangible Assets

Intangible assets consist of land use right and web development costs.

Land use right

According to the law of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the Chinese government. Land use rights are being amortized using the straight-line method over the lease term of 50 years.

Web Development Costs

Costs incurred to develop software for internal use are required to be capitalized and amortized over the estimated useful life of the software in accordance with Statement of Position (SOP) 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Costs related to design or maintenance of internal-use software are expensed as incurred. Prior to June 30, 2008, the capitalization costs were approximately $101,866. The Company is amortizing the capitalized web development costs, over an estimated useful life of 10 years.

Impairment of Long-Lived Assets and Recoverability of Intangibles

The Company periodically evaluates the recoverability of the carrying value of its long-lived assets and identifiable intangibles whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company considers historical performance and anticipated future results in its evaluation of potential impairment. Accordingly, when indicators of impairment are present, the Company would evaluate the carrying amount of these assets in relation to the operating performance of the business and estimated future undiscounted cash flows associated with the asset. No such impairment losses have been recognized to date.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition

The Company applies the provisions of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition in Financial Statements,” which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB No. 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue when (i) persuasive evidence of an exchange arrangement exists, (ii) delivery of the product has occurred, (iii) the sales price charged is fixed or determinable, and (iv) collectibility is reasonably assured.

Net sales include product sales, gross outbound shipping charges and related handling fees. The Company executes sales agreements with certain of its customers for which it provides design and implementation of information technology networks. The products are shipped directly from the Company’s vendors to end customers. The Company records revenue and related costs at the gross amounts charged to the customer and paid to the vendor based on an evaluation of the criteria outlined in EITF No. 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent. The Company’s evaluation as to recording sales gross versus net is performed based on a number of factors, including the fact that the Company is the primary obligor in such transactions and has latitude in establishing prices and selecting suppliers. The Company takes title to the products sold upon shipment, bears credit risk and bears inventory risk for returned products that are not successfully returned to third-party suppliers. The Company has discretion in vendor selection, latitude in establishing the price charged, credit risk, and the risk of returns. The amount charged to the customer is included in the merchandise price charged to the customer, and the amount paid by the Company to the third party is included in cost of goods sold.

Subscription revenues are recognized, as earned, upon completion of the subscription period.

Advertising revenues are recognized after the services have been provided.

Value Added Tax

Sales revenue represents the invoiced value of goods, net of a Value-Added Tax (“VAT ”). All of the Company’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 "Accounting for Income Taxes," which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, whenever necessary, against net deferred tax assets when it is more likely than not that some portion or the entire deferred tax asset will not be realized. There are no deferred tax amounts at June 30, 2008.

Fair value of financial instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, advances to suppliers, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable. Management has estimated that the carrying amounts approximate their fair value due to the short-term nature.

Foreign currency translation

The Company’s functional currency is the Renminbi (“RMB”). Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. Revenues and expenses are translated at the average exchange rates in effect during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated Other Comprehensive Income."  Gains and losses resulting from foreign currency translations are included in Accumulated Other Comprehensive Income.

Earnings (Loss) per share

Basic earnings (loss) per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no common stock equivalents available in the computation of earnings (loss) per share at June 30, 2008.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reserve Fund

Before June 20, 2006, Hairong was required to transfer 15% of its profit after taxation, as determined in accordance with Chinese accounting standards and regulations, to the surplus reserve fund. Subject to certain restrictions set out in the Chinese Companies Law, the surplus reserve fund may be distributed to stockholders in the form of share bonus issues and/or cash dividends. After June 30, 2006, such reserve is no longer mandatory under the Chinese Law. Thus, Hairong ceased to transfer any additional profits to the reserve fund. On June 30, 2008, the balance in the Reserve Fund was $108,576.

New accounting pronouncements

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60.” Diversity exists in practice in accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises. This results in inconsistencies in the recognition and measurement of claim liabilities. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. The adoption of FASB 163 is not expected to have a material impact on the Company’s financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” The current GAAP hierarchy, as set forth in the American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 69, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles, has been criticized because (1) it is directed to the auditor rather than the entity, (2) it is complex, and (3) it ranks FASB Statements of Financial Accounting Concepts. The FASB believes that the GAAP hierarchy should be directed to entities because it is the entity (not its auditor) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. Accordingly, the FASB concluded that the GAAP hierarchy should reside in the accounting literature established by the FASB and is issuing this Statement to achieve that result. This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The adoption of FASB 162 is not expected to have a material impact on the Company’s financial position.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements (continued)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.” Constituents have expressed concerns that the existing disclosure requirements in FASB Statement No. 133, Accounting for

Derivative Instruments and Hedging Activities, do not provide adequate information about how derivative and hedging activities affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of FASB 161 is not expected to have a material impact on the Company’s financial position.

In December 2007, the Financial Accounting Standards Board (“FASB”) simultaneously issued SFAS No. 141R, “Business Combinations (2007 Amendment),” and SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51.”  Both standards update United States guidance on accounting for “noncontrolling interests,” sometimes referred to as minority interests, which interests represent a portion of a subsidiary not attributable, directly or indirectly, to a parent. FASB and the International Accounting Standards Board (“IASB”) have been working together to promote international convergence of accounting standards. Prior to promulgation of these new standards there were specific areas in accounting for business acquisitions in which conversion was not achieved. The objective of both standards is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in “business combinations” and consolidated financial statements by establishing accounting and reporting standards. In business combinations it is accomplished by establishing principles and requirements concerning how an “acquirer” recognizes and measures identifiable assets acquired, liabilities assumed, and noncontrolling interest in the acquiree, as well as goodwill acquired in the combination or gain from a bargain purchase; and determines information to be disclosed to enable users to evaluate the nature and effects of business combinations. In consolidated financial statements the standards require: identification of ownership interests held in subsidiaries by parties other than the parent be clearly identified, labelled and presented in consolidated financial position within equity (rather than “mezzanine” between liabilities and equity) separately from amounts attributed to the parent, with net income attributable to the parent and to the minority interest clearly identified and presented on the face of consolidated statements of income. The standards also provide guidance in situations where the parent’s ownership interest in a subsidiary changes while the parent retains its controlling financial interest. The standard also provides guidance on recording a gain or loss based on fair value in situations involving deconsolidation of a subsidiary. Entities must provide sufficient disclosures that distinguish between interests of the parent and that of the noncontrolling interest.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements (continued)

Both standards are effective for fiscal years and interims beginning on or after December 15, 2008 (that is January 1, 2009) for entities with calendar years. Earlier adoption is prohibited. The standards shall be applied prospectively as of the beginning of the fiscal year in which initially applied, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented. The Company does not anticipate that the adoption of SFAS No. 141R and No. 160 will have an impact on the Company's overall results of operations or financial position, unless the Company makes a business acquisition in which there is a noncontrolling interest.

3.  ACCOUNT RECEIVABLES

June 30, 2008

Trade Receivables	$ 819,991
Less: Provision for Doubtful Debts	(4,057)
Total Accounts Receivable-net	$ 815,993

4.   INVENTORIES

June 30, 2008

Raw Materials	$ 35,598
Work in progress	41,430
Total	$ 77,028

No allowance for inventories was made for the period ended June 30, 2008.

5.   PROPERTY, PLANT AND EQUIPMENT, NET

June 30, 2008

Machinery & Equipment	$ 831,180
Office Furniture & Equipment	121,495
Automobile	260,720
Buildings and Improvement	2,022,438
Subtotal	3,235,833
Less: Accumulated Depreciation	(1,028,044)
Construction in progress	1,454,231
Total property, plant & equipment, net	$ 3,662,019

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

5.   PROPERTY, PLANT AND EQUIPMENT, NET (continued)

Depreciation expenses for the period from June 27, 2008 to June 30, 2008 was $14,063.

6. INTANGIBLE ASSETS

 Land use right and web costs

Net land use right as at June 30, 2008 was as follow:

June 30, 2008

Cost of land use right	$ 608,551
Less: Accumulated amortization	(275,603)
Land use right, net	$ 332,948

Net web costs as of June 30, 2008 was as follow:

June 30, 2008

Website construction costs	$ 101,866
Less: Accumulated amortization	(18,676)
Website construction costs, net	$ 83,190

Total intangible assets, net	$ 416,138

Amortization expenses for period from June 27, 2008 to June 30, 2008 was $5,082.

7.  ADVANCES FROM CUSTOMERS

Advances from customers are non-interest bearing and unsecured. As of June 30, 2008, the amount was $ 27,606.

8.  TAX PAYABLE

Tax payable consists of current year accrued income taxes, sales taxes and city taxes. As of June 30, 2008, the amount was $485,493.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

9.  ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables are amount owed by the Company for reimbursement to employees, miscellaneous expenses and educational flood fee and miscellaneous taxes imposed by PRC local government.

10.  INCOME TAXES

In accordance with the relevant tax laws and regulations of PRC, the Company is generally subject to an income tax at effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriated tax adjustments. In 2008 Chinese government reduced the tax rate from 33% to 25%. Hairong and FGIA will pay tax at the new tax rate of 25% in the year of 2008 and there after.

PRC only:	June 30, 2008

Current	$ 457,640
Deferred	-
Total	$ 457,640

11. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

Business environment in China

The Company's operations are carried out in the PRC. Revenue for the period ended June 30, 2008 was earned solely from customers located in the PRC.  Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The future profitability of the Company is dependent upon the Company's abilities to secure service contracts and maintain its operating expenses at a competitive level.

RDX HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD FROM INCEPTION (FEB. 19, 2008) TO JUNE 30, 2008

Major customers

For the year ended June 30, 2008, three of Hairong’s customers accounted for approximately 15%, 13% and 12% of Hairong’s revenues, respectively. The revenue generated from these 3 customers was for security system installation projects.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Heilongjiang Hairong Science and Technology Development Co., Ltd. and Subsidiary

We have audited the accompanying consolidated balance sheet of Heilongjiang Hairong Science and Technology Development Co., Ltd. and Subsidiarys as of June 30, 2008 and the related statements of income, stockholders’ equity, and cash flows for the year ended. These consolidated financial statements are the responsibility of Heilongjiang Hairong Science and Technology Development Co., Ltd ’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. The financial statements of Heilongjiang Hairong Science and Technology Development Co., (former name Harbin Sunraising Science & Technology Enterprises Co., Ltd) as of June 30, 2007, were audited by other auditors, whose report, was dated September 25, 2007, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Heilongjiang Hairong Science and Technology Development Co., Ltd. and Subsidiary as of June 30, 2008, and the results of its consolidated operations and its cash flows for year ended in conformity with accounting principles generally accepted in the United States of America.

/s/  P.C.LIU, CPA, P.C.

P.C.LIU, CPA, P.C.

Flushing, NY

September 28, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

Harbin Sunraising Science & Technology Enterprise Co., Ltd.

Harbin, PRC

We have audited the accompanying balance sheets of Harbin Sunraising Science & Technology Enterprise Co., Ltd. as of June 30, 2007 and 2006 and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin Sunraising Science & Technology Enterprise Co., Ltd., as of June 30, 2007 and 2006 and the results of its operations, changes in stockholders’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Bagell Josephs, Levine & Company, LLC

Bagell Josephs, Levine & Company, LLC

Gibbsboro, New Jersey

September 25, 2007

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY
DEVELOPMENT CO., LTD
(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)
AND SUBSIDIARY
BALANCE SHEETS FOR THE YEARS ENDED JUNE 30,

	(Consolidated)
	2008	2007
ASSETS
Current Assets:
Cash and Cash Equivalents	$ 4,740,675	$ 2,393,202
Accounts Receivable - net	815,933	602,592
Employee Advances	236,950	101,464
Advanced to Suppliers	680,522	614,347
Inventory	77,028	484,335
Prepaid Expenses	16,881	-
Total Current Assets	6,567,989	4,195,940

Property, Plant & Equipment, net	3,662,019	3,179,837
Land Use Right, net of accumulated amortization	416,138	308,528
Total Assets	$ 10,646,146	$ 7,684,305

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable	$ 88,280	$ 198,935
Advance from Customers	27,606	44,627
Payroll Payable	9,254	15,962
Tax Payable	485,493	128,172
Accrued Expenses and Other Payable	369,382	23,395
Total Current Liabilities	980,015	411,091

Long-Term Liabilities:
Long Term Loan	-	-
Total Long-Term Liabilities	-	-
Total Liabilities	980,015	411,091
Stockholders' Equity:
Common Stock, $0.0001 par value; 45,270,283 shares
authorized, 45,270,283 issued and outstanding	4,527	4,527
Paid in Capital	5,639,628	5,639,628
Accumulated Other Comprehensive Income	1,593,175	574,986
Retained Earnings	2,256,250	945,498
Reserved Fund	108,576	108,576
Minority Interest	63,975	-
Total Stockholders' Equity	9,666,131	7,273,214

Total Liabilities and Stockholders' Equity	$ 10,646,146	$ 7,684,305

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY
DEVELOPMENT CO., LTD
(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)
AND SUBSIDIARY
STATEMENTS OF OPERATIONS FOR THE YEARS ENDED JUNE 30,

	(Consolidated)
	2008	2007
Revenues :	$ -	$ 2,283,962
Installed Security Systems	1,802,921	-
Sell Software	845,860	-
Consultation	769,001	-
Membership fee	674,313	-
Website Design	391,970	-
Other Income	13,270	-
Total Revenue	4,497,335	2,283,962

Cost of Goods Sold	1,675,643	1,395,284

Gross Profit	2,821,692	888,678

Operating Expenses:
Sales Expenses	536,402	321,267
General and Administrative Expenses	528,377	-

Total Operating Expenses	1,064,779	321,267

Income from Operations before
Other Income and (Expense)	1,756,913	567,411

Other Income and (Expense):
Interest Income	11,864	5,048
Other Expense	(385)	(4,653)
Total Other Income and (Expense)	11,479	395

Income Before Provision for Income Taxes	1,768,392	567,806

Provision For Income Taxes	457,640	177,711
Income After Provision for Income Taxes	1,310,752	390,095

Minority Interest	63,975	-

Net Income	$ 1,246,777	$ 390,095

Basic and Diluted Income per Common Share	0.03	0.01
Weighted Average Number of Common Shares	45,270,283	45,270,283

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY
DEVELOPMENT CO., LTD
(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)
AND SUBSIDIARY
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

				Accumulated
	Common Stock		Additional	Other					Total
	Par Value $.0001		Paid in	Comprehensive	Retained	Reserve	Comprehensive	Minority	Stockholders'
	Shares	Amount	Capital	Income	Earnings	Fund	Income	Interest	Equity
Balance- June 30, 2006	4,527,283	$ 4,527	$ 5,639,628	$ 229,263	$ 555,403	$ 108,576	$ 221,175	-	$ 6,537,397

Comprehensive income
Net income for the year					390,095		390,095		390,095
Other comprehensive income, net of tax
Foreign currency translation adjustment				345,723			345,723		345,723
Comprehensive income							735,818

Balance - June 30, 2007	4,527,283	4,527	5,639,628	574,986	945,498	108,576		-	7,273,215

Additional capital									-
Comprehensive income
Net income for the year					1,310,752		1,310,752		1,310,752
Other comprehensive income, net of tax
Foreign currency translation adjustment				1,018,189			1,018,189		1,018,189
Comprehensive income							$ 2,328,941
Minority interest								63,975	63,975

Balance - June 30, 2008	4,527,283	$ 4,527	$ 5,639,628	$ 1,593,175	$ 2,256,250	$ 108,576		$63,975	$ 9,666,131

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY
DEVELOPMENT CO., LTD
(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)
AND SUBSIDIARY
STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED JUNE 30,
	(Consolidated)
	2008	2007

Cash Flows from Operating Activities:
Net Income	$ 1,246,777	$ 390,095
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation and Amortization Expense	239,108	179,463
Loss from Disposal of Fixed Assets	-	38,116
(Increase) or Decrease in Current Assets:
Accounts Receivable	(213,341)	218,662
Inventories	407,307	(133,686)
Prepaid Expenses	(16,881)	-
Advanced to Suppliers	(66,175)	169,570
Employee Advanced	(135,486)	19,691
Increase or (Decrease) in Current Liabilities:	-	-
Accounts Payable	(110,655)	188,959
Unearned Revenue	(17,021)	(5,206)
Taxes Payable	357,321	127,608
Payroll Payable	(6,708)	-
Accrued Expenses and Other Payables	345,987	(178,368)
Net Cash Provided by Operating Activities	2,030,233	1,014,901
Cash Flows from Investing Activities:
Purchases of Property, Plant and Equipment	(339,887)	(18,934)
Additions to Construction in Progress	-	(62,781)
Net Cash Used in Investing Activities	(339,887)	(81,715)
Cash Flows from Financing Activities:
Proceeds Note Payable - Related Party	-	-
Net Cash Used in Financing Activities	-	-

Effect of Exchange Rate Changes on Cash and Cash Equivalents	657,137	232,188

Increase in Cash and Cash Equivalents	2,347,483	1,165,373
Cash and Cash Equivalents - Beginning Balance	2,393,202	1,227,829
Cash and Cash Equivalents - Ending Balance	$ 4,740,675	$ 2,393,202

Supplemental Disclosures of Cash Flow Information:
Cash Paid During The Years for:
Interest Paid	-	-
Income Taxes Paid	$ 189,500	$ 69,344

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

   1.ORGANIZATION AND BASIS OF PRESENTATION

Harbin Sunraising Science & Technology Enterprise Co., Ltd. (the “Company”) was incorporated in People’s Republic of China (the “PRC” or “China”) on November 26, 1999. On April 15, 2008, the Company changed its name to Heilongjiang Hairong Science & Technology Development Co., Ltd.

The Company is primarily engaged in design and implementation of information technology network and software development. The Company also hosts a financial information website to provide stock analysis and brokerage services to Chinese local stockholders who owned the stocks of the U.S. publicly traded companies. The Company also establishes a culture development department during the year of 2008. Its business includes big culture exhibition, film and teleplay production, large commercial performance, and advertising planning. The Company operates are primarily in the PRC with its headquarter in Harbin city, Heilongjiang province.

On October 1, 2007, the Company acquired a 70% ownership interest from the Company’s principal shareholder, the Company’s President Fu Quiang 70% in the advisory consulting firm located in Beijing, Fortune Global Investment Advisory Co., Ltd (the “FGIA”). FGIA is mainly engaged in providing management system consulting services. The assets and liabilities acquired in the acquisition of FGIA have been recorded in the Consolidated Financial Statements of the Company at their “historical cost basis,” principal control before and after the acquisition rests with the same majority shareholders in the FGIA and the Company. The Consolidated Financial Statements of the Company for the year ended June 30, 2008 include FGIA’s operations from the date of its acquisition, October 1, 2007. Prior to its acquisition FGIA had a history of losses.

On June 27, 2008, the Company entered into a consulting service agreement with RDX Holdings Limited (RDX), a British Virgin Islands corporation, to provide business-consulting service to the Company in exchange for the compensation.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the financial position and operating activities of Company and its 70% owned subsidiary, FGIA.  All inter-company balances have been eliminated in consolidation.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

Use of estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories.  Actual results could differ from those estimates.

Reclassification

Certain prior period amounts have been reclassified to conform to the current period presentation. These reclassifications had no effect on reported total assets, liabilities, stockholders’ equity or net income.

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of cash and cash equivalents and accounts and other receivables. As of June 30, 2008 and 2007, substantially all of the Company’s cash and cash equivalents were held by major banks located in the PRC of which the Company’s management believes are of high credit quality. With respect to accounts receivable, the Company extends credit based on an evaluation of the customer’s financial condition and customer payment practices to minimize collection risk on account receivable.

Accounts Receivables

Accounts receivables are recognized and carried at the original invoice amount less any allowance for uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

Inventories are stated at the lower of cost or market value. Cost is determined on a first-in first-out basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.

Advances to suppliers

The Company makes advances to certain vendors for inventory purchases, construction projects and R&D expenses. The advances to suppliers were $680,522 and $614,347 as of June 30, 2008 and 2007, respectively.

Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

Property, Plant and equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation.  Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Buildings and improvements

     40 years

Machinery, equipment and automobiles                                         5-10 years

Intangible Assets

Intangible assets consist of land use right and web development costs.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Land use right

According to the law of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

Chinese government. Land use rights are being amortized using the straight-line method over the lease term of 50 years.

Web Development Costs

Costs incurred to develop software for internal use are required to be capitalized and amortized over the estimated useful life of the software in accordance with Statement of Position (SOP) 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. Costs related to design or maintenance of internal-use software are expensed as incurred. Prior to the ended June 30, 2007, the capitalization costs were approximately $ 101,866. The Company is amortizing the capitalized web development costs, over an estimated useful life of 10 years. Amortization expenses for the years ended June 30, 2008 and 2007 was $18,676 and  $0, respectively.

Impairment of Long-Lived Assets and Recoverability of Intangibles

The Company periodically evaluates the recoverability of the carrying value of its long-lived assets and identifiable intangibles whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The Company considers historical performance and anticipated future results in its evaluation of potential impairment. Accordingly, when indicators of impairment are present, the Company would evaluate the carrying amount of these assets in relation to the operating performance of the business and estimated future undiscounted cash flows associated with the asset. No such impairment losses have been recognized to date.

Revenue recognition

The Company applies the provisions of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition in Financial Statements, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB No. 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue when (i) persuasive evidence of an exchange arrangement exists, (ii) delivery of the product has occurred, (iii) the sales price charged is fixed or determinable, and (iv) collectibility is reasonably assured.

Net sales include product sales, gross outbound shipping charges and related handling fees. The Company executes sales agreements with its customers. Certain of its customers for which its provides design and implementation of information technology network. These contracts provided for customer standard of

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition (continued)

withholding retention amount principally provided. The products are standard consumer goods and expected to operate satisfactorily.

The products are shipped directly from the Company’s vendors to end customers. The Company records revenue and related costs at the gross amounts charged to the customer and paid to the vendor based on an evaluation of the criteria outlined in EITF No. 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent. The Company’s evaluation as to recording sales gross versus net is performed based on a number of factors, including the fact that the Company is the primary obligor in such transactions and has latitude in establishing prices and selecting suppliers. The Company takes title to the products sold upon shipment, bears credit risk and bears inventory risk for returned products that are not successfully returned to third-party suppliers. The Company has discretion in vendor selection, latitude in establishing the price charged, credit risk, and the risk of returns. The amount charged to the customer is included in the merchandise price charged to the customer, and the amount paid by the Company to the third party is included in cost of goods sold.

Subscription revenues are recognized, as earned, upon completion of the subscription period.

Advertising revenues are recognized after the services have been provided.

Value Added Tax

Sales revenue represents the invoiced value of goods, net of a Value-Added Tax (“VAT ”). All of the Company ’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 "Accounting for Income Taxes", which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, whenever necessary, against net deferred tax assets when it is more

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes (continued)

likely than not that some portion or the entire deferred tax asset will not be realized. There are no deferred tax amounts at June 30, 2008 or 2007.

Fair value of financial instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, advances to suppliers, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable. Management has estimated that the carrying amounts approximate their fair value due to the short-term nature.

Foreign currency translation

The Company’s functional currency is the Renminbi (“RMB”). Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date.

Revenues and expenses are translated at the average exchange rates in effect during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated Other Comprehensive Income".  Gains and losses resulting from foreign currency translations are included in Accumulated Other Comprehensive Income.

Earnings (Loss) per share

Basic earnings (loss) per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no common stock equivalents available in the computation of earnings (loss) per share at June 30, 2008.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

Reserve Fund

Before June 20, 2006, the Company was required to transfer 15% of its profit after taxation, as determined in accordance with Chinese accounting standards and regulations, to the surplus reserve fund. Subject to certain restrictions set out in the Chinese Companies Law, the surplus reserve fund may be distributed to stockholders in the form of share bonus issues and/or cash dividends. After June 30, 2006, such reserve is no longer mandatory under the Chinese Law. Thus, the Company ceased to transfer any additional profits to the reserve fund. At June 30, 2008 and 2007, the balances in the Reserve Fund were $108,576 and $108,576 respectively.

New accounting pronouncements

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60.” Diversity exists in practice in accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises. This results in inconsistencies in the recognition and measurement of claim liabilities. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements. The adoption of FASB 163 is not expected to have a material impact on the Company’s financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” The current GAAP hierarchy, as set forth in the American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 69, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles, has been criticized because (1) it is directed to the auditor rather than the entity, (2) it is complex, and (3) it ranks FASB Statements of Financial Accounting Concepts. The FASB believes that the GAAP hierarchy should be directed to entities because it is the entity (not its auditor) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. Accordingly, the FASB concluded that the GAAP hierarchy should reside in the accounting literature established by the FASB and is issuing this Statement to achieve that result. This Statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The adoption of FASB 162 is not expected to have a material impact on the Company’s financial position.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements (continued)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.” Constituents have expressed concerns that the existing disclosure requirements in FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, do not provide adequate information about how derivative and hedging activities affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of FASB 161 is not expected to have a material impact on the Company’s financial position.

In December 2007, the Financial Accounting Standards Board (“FASB”) simultaneously issued SFAS No. 141R, “Business Combinations (2007 Amendment),” and SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51.”  Both standards update United States guidance on accounting for “noncontrolling interests,” sometimes referred to as minority interests, which interests represent a portion of a subsidiary not attributable, directly or indirectly, to a parent. FASB and the International Accounting Standards Board (“IASB”) have been working together to promote international convergence of accounting standards. Prior to promulgation of these new standards there were specific areas in accounting for business acquisitions in which conversion was not achieved. The objective of both standards is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in “business combinations” and consolidated financial statements by establishing accounting and reporting standards. In business combinations it is accomplished by establishing principles and requirements concerning how an “acquirer” recognizes and measures identifiable assets acquired, liabilities assumed, and noncontrolling interest in the acquiree, as well as goodwill acquired in the combination or gain from a bargain purchase; and determines information to be disclosed to enable users to evaluate the nature and effects of business combinations. In consolidated financial statements the standards require: identification of ownership interests held in subsidiaries by parties other than the parent be clearly identified, labeled and presented in consolidated financial position within equity (rather than “mezzanine” between liabilities and equity) separately from amounts attributed to the parent, with net income attributable to the parent and to the minority interest clearly identified and presented on the face of consolidated statements of income. The standards also provide guidance in situations where the parent’s ownership interest in a subsidiary changes while the parent retains its controlling financial interest. The standard also provides guidance on recording a gain or loss based on fair value in situations involving deconsolidation of a subsidiary. Entities must provide sufficient disclosures that distinguish between interests of the parent and that of the noncontrolling interest.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements (continued)

Both standards are effective for fiscal years and interims beginning on or after December 15, 2008 (that is January 1, 2009) for entities with calendar years. Earlier adoption is prohibited. The standards shall be applied prospectively as of the beginning of the fiscal year in which initially applied, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented. The Company does not anticipate that the adoption of SFAS No. 141R and No. 160 will have an impact on the Company's overall results of operations or financial position, unless the Company makes a business acquisition in which there is a noncontrolling interest.

3.  ACCOUNT RECEIVABLES

	2008	2007

Trade Receivables	$ 819,991	$ 602,592
Less: Provision for Doubtful Debts	(4,057)	-
Total Accounts Receivable-net	$ 815,993	$ 602,592

4.   INVENTORIES

	2008	2007

Raw Materials	$ 35,598	$ 453,488
Work in progress	41,430	30,847
Total	$ 77,028	$ 484,335

No allowance for inventories was made for the year ended June 30, 2008 and 2007.

5.   PROPERTY, PLANT AND EQUIPMENT, NET

	2008	2007

Machinery & Equipment	$ 831,180	$ 755,567
Office Furniture & Equipment	121,495	26,364
Automobile	260,720	-
Buildings and Improvement	2,022,438	1,825,774
Subtotal	3,235,833	2,607,705
Less: Accumulated Depreciation	(1,028,044)	(740,687)
Construction in progress	1,454,231	1,312,819
Total property, plant & equipment, net	$ 3,662,019	$ 3,179,837

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

5.   PROPERTY, PLANT AND EQUIPMENT, NET (continued)

Depreciation expenses for the years ended June 30, 2008 and 2007 were $178,114 and $168,626 respectively.

6. INTANGIBLE ASSETS

 Land use right and web costs

Net land use right as at June 30 were as follow:

	2008	2007

Cost of land use right	$ 608,551	$ 541,813
Less: Accumulated amortization	(275,603)	(233,285)
Land use right, net	$ 332,948	$ 308,528

Net web costs as of June 30 were as follow:

	2008	2007

Website construction costs	$ 101,866	$ 0
Less: Accumulated amortization	(18,676)	0
Website construction costs, net	$ 83,190	$ 0

Total intangible assets, net	$ 416,138	$ 308,528

Amortization expenses for the years ended June 30, 2008 and 2007 were $60,994 and $5,839, respectively.

7.  ADVANCES FROM CUSTOMERS

Advances from customers are non-interest bearing and unsecured. As of June 30, 2008 and 2007 the amounts were $ 27,606 and $44,627 respectively.

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

8.  TAX PAYABLE

Tax payable consists of current year accrued income taxes, sales taxes and city taxes. As of June 30, 2008 and 2007 the amounts were  $485,493 and $128,172 respectively.

9.  ACCRUED EXPENSES AND OTHER PAYABLE

Accrued expenses and other payable are amount owed by the Company for reimbursement to employees, miscellaneous expenses and educational flood fee and miscellaneous tax imposed by PRC local government.

10.  INCOME TAXES

In accordance with the relevant tax laws and regulations of PRC, the Company is generally subject to an income tax at effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriated tax adjustments. In 2008 Chinese government reduced the tax rate from 33% to 25%. The Company and FGIA will pay new tax rate 25% in the year of 2008 and there after.

The provision for income taxes for the year ended June 30 as follows:

PRC only:	2008	2007

Current	$ 457,640	$ 177,711
Deferred	-	-
Total	$ 457,640	$ 177,711

11. STOCKHOLDERS’ EQUITY

Upon its inception, the Company had a total registered capital of RMB32, 270,283, equivalent of $3,898,083. The industry practice in PRC does not require the issuance of stock certificates to the shareholders, nor a third party transfer agent to maintain the records. The Company designates one (1) common share for each RMB contributed for the purpose of financial reporting.  Accordingly, there were total 32,270,283 shares of common stock outstanding at its inception.

11. STOCKHOLDERS’ EQUITY (continued)

HEILONGJIANG HAIRONG SCIENCE & TECHNOLOGY

DEVELOPMENT CO., LTD

(f/k/a Harbin Sunraising Science & Technology Enterprise Co., Ltd.)

 AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2008 AND 2007

On October 8, 2000, the Company issued 13,000,000 shares of its designated common stock at RMB 1.2 per share and raised a total of RMB15, 600,000, equivalent of $1,884,308. There were no other shares issued after October 8, 2000.

As of June 30, 2008, there were 45,270,283 designated shares of common stock issued and outstanding.

12. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

Revenue for both years ended June 30, 208 and 2007 was earned solely from customers located in the P.R.C.

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The future profitability of the Company is dependent upon the Company's abilities to secure service contracts and maintain the operating expense at a competitive level.

Major customers

For the year ended June 30, 2008, three of the customers accounted for approximately 15%, 13% and 12%, respectively. The 40% of the revenue generated from these 3 customers was for security system installation project.